Clark Fork Trust

Tarkio Fund (TARKX)

Supplement to the Statement of Additional Information dated September 28, 2012

Supplement dated June 18, 2013

On May 8, 2013, the Trustees of the Trust appointed a new independent Trustee – Mr. Michael Munsey.  Mr. Munsey will serve with the other independent trustees as members of the Trust’s Audit Committee, Nominating and Corporate Governance Committee and Valuation Committee. Mr. Munsey currently does not own shares in the Fund.

The table entitled Independent Trustees on page 12 of the Trust’s SAI is hereby replaced in its entirety with the following:

Independent Trustees

Name, Address(1) and Age	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Simona Stan (47)	Independent Trustee	Indefinite Term; Since 2011	Associate Professor of Marketing and Interim Director of the MBA Program in the School of Business Administration at the University of Montana (Since 2006); Assistant Professor at University of Oregon (2001 – 2006).	1	None
Matthew Kreutz (38)	Independent Trustee	Indefinite Term; Since 2011	Manager and Member of Hunter Bay, LLC a retail and wholesale business of coffee and coffee related products, April 2007 to Present. CEO and President of T-Shirts.com, Inc., a retail and wholesale business of t-shirts and related apparel products, July 1999 to December 2010.	1	None
Michael Munsey (66)	Independent Trustee	Indefinite Term; Since May 2013	Owner, The Depot (restaurant), Missoula, Montana, founded in 1974.	1	None

(1) The address of each trustee is c/o Clark Fork Trust, 218 East Front Street, Suite 205, Missoula, Montana 59802.

The fifth paragraph under the section entitled “Trustees and Officers” is hereby replaced in its entirety with the following:

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Russell T. Piazza is the President of Front Street Capital Management, Inc. Mr. Piazza has over 33 years of experience in the investment industry and brings extensive investment management knowledge to the Board of Trustees. Ms. Stan has significant experience teaching business classes at the college and graduate levels, with a particular focus on marketing and she has conducted research and consulted in the areas of services marketing, customer service management, customer and business-to-business relationships. Mr. Kreutz has 13 years of experience owning and running three privately held retail and wholesale operating companies in the consumer products industries. Mr. Kreutz has successfully guided two companies from initial startup and has experience analyzing business opportunities, raising capital and overseeing all operating financial aspect of these privately held companies.  Mr. Munsey has nearly 40 years of business and management experience.  He currently is the owner of a restaurant in Missoula, Montana and has served on various boards including a local chamber of commerce and school board.

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This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated September 28, 2012, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at 1-866-738-3629.